SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      October 15, 2003



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission file        (IRS Employer
   of incorporation)                    number)          identification No.)





  2222 Wellington Court, Lisle, Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550



















                                       1








Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits


      This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.


      (99.1) Press release issued by Molex Incorporated dated October 15, 2003






Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition)


On October 15, 2003, Molex Incorporated issued a press release announcing its results of operations for the fiscal first quarter ended September 30, 2003, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.










                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2003                        MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:       /s/ ROBERT B. MAHONEY
                                            _______________________
                                            Robert B. Mahoney
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer




                                       2







Exhibit Index


Exhibit No.       Description

   99.1           Press release issued by Molex Incorporated on October 15,
                   2003 (furnished pursuant to Item 9)






































                                       3